UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 27, 2009

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Extension of Loan Agreement

On November 27, 2009, Branch Banking and Trust Company (“BB&T”) granted The Goldfield Corporation (the “Company”) an extension until January 28, 2010, of the $3.0 million Loan Agreement (the “Working Capital Loan”) entered into by the parties on March 14, 2006, and last renewed on November 25, 2008. Borrowings outstanding under the Working Capital Loan were $865,196 as of December 1, 2009. The Working Capital Loan, which provides the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes, was due and payable in full on November 28, 2009. BB&T extended the Working Capital Loan on the existing terms. Pursuant to the loan extension, the Working Capital Loan will mature and all amounts due thereunder will be due and payable in full on January 28, 2010. Although we can provide no assurance, we expect to renew the Working Capital Loan for an additional year on substantially similar terms to those currently in effect.

Pursuant to the loan extension described above (the “Loan Extension”), until the Working Capital Loan matures, the Company must make monthly payments of interest to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Working Capital Loan. Advances under the Working Capital Loan will bear interest at a rate per annum equal to One Month LIBOR (as defined in the loan documents) plus 1.800%, which will be adjusted monthly. All of the other terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008.

The foregoing description of the Loan Extension does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Loan Extension of the Working Capital Loan filed as Exhibit 10-1 to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Extension of Loan Agreement,” BB&T granted the Company an extension until January 28, 2010, of the $3.0 Working Capital Loan. The Extension of the Working Capital Loan filed as Exhibit 10-1 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007 and November 25, 2008 and the related exhibits thereto, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Extension of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to Loans of up to $3.0 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 2, 2009

THE GOLDFIELD CORPORATION

By:	/S/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10-1	Extension of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to Loans of up to $3.0 million.

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